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                                                                    EXHIBIT 99.8

                      SECURED SUBORDINATED PROMISSORY NOTE

$3,000,000 PLUS CAPITALIZED INTEREST                           February 12, 2003
                                                        Redwood City, California

         FOR VALUE RECEIVED, VERSO TECHNOLOGIES, INC., a Minnesota corporation ("BORROWER"), hereby unconditionally promises to pay to the order of CLARENT CORPORATION, a Delaware corporation ("LENDER"), in lawful money of the United States of America and in immediately available funds, the principal sum of Three Million Dollars ($3,000,000) plus accrued interest capitalized in the manner set forth below (the "LOAN"), together with accrued and unpaid interest thereon, on the dates and in the manner set forth below.

         This Secured Subordinated Promissory Note (this "NOTE") is the Secured $3 Million Note referred to, and defined in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated as of the date hereof, by and between Borrower and Lender (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "LOAN AGREEMENT"). Additional rights of Lender are set forth in the Loan Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

         1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be due and payable within three (3) business days after February 12, 2008 (the "MATURITY DATE"). Notwithstanding the foregoing, the total amount outstanding hereunder shall be immediately due and payable upon the occurrence of a Change in Control.

         2. INTEREST. Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be capitalized at the rate of five percent (5%) per annum or the maximum rate permissible by law (which, under the laws of the State of California, shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less. From the date hereof, through and until the two-year anniversary of this Note, 100% of the interest due hereunder shall be capitalized quarterly, in arrears, not later than the first day of each calendar quarter. From and after the two-year anniversary of this Note, until the Loan is repaid in full, Borrower shall pay to Lender, in immediately available funds, 25% of all interest due hereunder in respect of a calendar quarter from and after such two-year anniversary, quarterly, in arrears, not later than the third business day of each calendar quarter, with the balance, or 75% of such interest, being capitalized in the manner set forth above. All interest hereunder shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

Lender shall make, or cause to be made, an appropriate notation on SCHEDULE 1 reflecting the amount of interest capitalized, which, together with the then-outstanding principal amount hereunder, will accrue interest at the then-applicable rate. Absent manifest error, the amounts set forth on such
SCHEDULE 1 shall be prima facie evidence of the current principal amount outstanding hereunder, but the failure to record, or any error in so recording, shall not limit or otherwise affect the obligations of Borrower to repay the principal amount outstanding under this Note when due.

Upon the occurrence and during the continuance of an Event of Default pursuant to Section 6 below, all amounts owing hereunder shall bear interest at fifteen percent (15%) per annum or the maximum amount permissible by law (which, under the laws of the State of California, shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less.


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         3.       PLACE OF PAYMENT. All amounts payable hereunder shall be
payable at the office of Lender, 700 Chesapeake Drive, Redwood City, California 94063, unless another place of payment shall be specified in writing by Lender.

         4. APPLICATION OF PAYMENTS. Payments on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.

         5. SECURED NOTE. The full amount of this Note is secured by the Collateral referred to and defined in the Loan Agreement to the extent provided therein; it being understood that this Note may become unsecured prior to the Maturity Date pursuant to Section 4.3 of the Loan Agreement. Borrower shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on or in the Collateral, or on or in any portion thereof, except as permitted pursuant to the Loan Agreement.

         6. DEFAULT. Each of the following events shall be an "EVENT OF DEFAULT" hereunder:

                           (A)      Borrower fails to pay any of the principal
amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

                           (B)      Borrower files any petition or action for
relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

                           (C)      An involuntary petition is filed against
Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower.

                           (D)      An "Event of Default" occurs under the Loan
Agreement.

Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, and, in the case of an Event of Default pursuant to (B) or (C) above, automatically, be immediately due, payable and collectible by Lender pursuant to the Loan Agreement and applicable law.

         7. SUBORDINATION. The indebtedness evidenced by this Note is hereby subordinated in right of payment to the prior payment in full of the Senior Indebtedness, but only to the extent and in the manner expressly hereinafter set forth. Lender acknowledges and agrees that the indebtedness represented hereby and the exercise of Lender's rights and remedies under this Note shall be subject to the terms and conditions of the Subordination Agreement.

                           7.1      INSOLVENCY PROCEEDINGS. If there shall occur
any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Borrower, (a) no amount shall be paid by Borrower in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and
(b) no claim or proof of claim shall be filed by or on behalf of Lender which shall assert any right to receive any payments in respect of the principal of and


                                       2.

interest on this Note, except that Lender may file a claim or proof of claim asserting rights to receive principal and interest subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

                           7.2      FURTHER ASSURANCES. By acceptance of this
Note, Lender agrees to execute and deliver customary forms of subordination agreements requested from time to time by the Senior Creditors and Borrower may require that Lender execute such forms of subordination agreement, provided that in each case, such forms shall not impose on Lender terms less favorable than those provided in the Subordination Agreement.

                           7.3      OTHER INDEBTEDNESS. Indebtedness of Borrower
that does not constitute Senior Indebtedness shall not be senior in any respect to the indebtedness represented by this Note.

                           7.4      SUBROGATION. Subject to the payment in full
of the Senior Indebtedness, Lender shall be subrogated to the rights of the Senior Creditors (to the extent of the payments or distributions made to such Senior Creditors pursuant to the provisions of this Section 7) to receive payments and distributions of assets of Borrower applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Borrower and its creditors, other than the Senior Creditors and Lender, be deemed to be a payment by Borrower to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the Senior Creditors to which Lender would be entitled except for the provisions of this Section 7 shall, as between Borrower and its creditors, other than the Senior Creditors and Lender, be deemed to be a payment by Borrower to or on account of the Senior Indebtedness.

                           7.5      LIEN SUBORDINATION. Any lien or security
interest of Lender, whether now or hereafter existing in connection with the amounts due under this Note, on any assets or property of Borrower or any proceeds or revenues therefrom which Lender may have at any time as security for any amounts due and obligations under this Note, shall be subordinate to all liens or security interests previously granted to a Senior Creditor by Borrower or by law notwithstanding the date, order or method of attachment or perfection of any such lien or security interest or the provisions of any applicable law.

                           7.6      NO IMPAIRMENT. Subject to the rights, if
any, of the Senior Creditors under this Section 7 to receive payments otherwise payable or deliverable to Lender, nothing contained in this Section 7 shall impair, as between Borrower and Lender, the obligation of Borrower, subject to the terms and conditions hereof, to pay to Lender the principal hereof and interest hereon as and when the same become due and payable, or shall prevent Lender, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

                           7.7      APPLICABILITY OF PRIORITIES. The priority of
the Senior Creditors provided for herein with respect to security interests and liens are applicable only to the extent that such security interests and liens are enforceable and perfected and have not been avoided; if a security interest or lien is judicially determined to be unenforceable or unperfected or is judicially avoided with respect to any claim of the Senior Creditors or any part thereof, the priority provided for herein shall not be available to such security interest or lien to the extent that is avoided or determined to be unenforceable or unperfected. The foregoing notwithstanding, Lender covenants and agrees that it shall not challenge, attack or seek to avoid any security interest or lien to the extent it secures any of the Senior Indebtedness.


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                           7.8      RELIANCE OF SENIOR CREDITORS. Lender, by its
acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each Senior Creditor, and each such Senior Creditor shall be deemed conclusively to have relied on such subordination provisions in continuing to hold, such Senior Indebtedness.

         8. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

         9. CHOICE OF LAW AND VENUE. This Note will be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law). If any legal proceeding or other legal action relating to this Note is brought or otherwise initiated, the venue therefor will be the Bankruptcy Court. Borrower and Lender hereby expressly and irrevocably consent and submit to the jurisdiction of the Bankruptcy Court.

         10. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof; provided, however, that neither this Note nor any rights hereunder may be assigned by Borrower. Lender may assign its rights under this Note at any time, in whole or in part, to any third party, without consent from, or notice to, Borrower.

                          [THE SIGNATURE PAGE FOLLOWS.]


                                       4.

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BORROWER:                              VERSO TECHNOLOGIES, INC.



                                       By: /s/ Steven A. Odom
                                          --------------------------------------
                                       Printed Name: Steven A. Odom
                                       Title: Chairman and CEO



LENDER:                                CLARENT CORPORATION



                                       By: /s/ J. B. Weil
                                          --------------------------------------
                                       Printed Name: James B. Weil
                                       Title: President


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                                   SCHEDULE 1

            CAPITALIZED INTEREST/CURRENT PRINCIPAL AMOUNT OUTSTANDING

      DATE                        AMOUNT OF CAPITALIZED INTEREST                  PRINCIPAL BALANCE
      ----                        ------------------------------                  -----------------
February 12, 2003                                                                    $3,000,000


                                       1.